UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                            TradeStation Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                              65-0977576
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

      TradeStation Group, Inc. (the "Company") released today a 2003 Business Outlook which estimated earnings per share (diluted) for the 2003 year of 25 cents. A copy of the Company's press release is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

          Exhibit No.                Exhibit Description
          -----------                -------------------
          99                         Press Release dated May 5, 2003.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRADESTATION GROUP, INC.



Date: May 5, 2003                   By: /s/ David H. Fleischman
                                        ----------------------------------------
                                        David H. Fleischman
                                        Chief Financial Officer,
                                        Vice President of Finance and Treasurer

                                  EXHIBIT INDEX

          Exhibit No.                Exhibit Description
          -----------                -------------------
          99                         Press Release dated May 5, 2003.